October 13, 2004

             Supplement to the January 28, 2004 Class A, B, C Shares
                   Prospectus for Pioneer Mid Cap Growth Fund
               (as supplemented February 1, 2004 and July 1, 2004)

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Christopher M. Galizio. Mr. Galizio is supported by the domestic equity team. This team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The portfolio manager and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.
Mr. Galizio, a vice president,  joinedPioneer in 1994 as an analyst.



                               16452-00-1004 (C) 2004 Pioneer Funds Distributor,
              Inc. Underwriter of Pioneer mutual funds Member SIP